American Century ETF Trust
Prospectus and Summary Prospectus Supplement
American Century® Quality Diversified International ETF
American Century® U.S. Quality Growth ETF
American Century® U.S. Quality Value ETF

Supplement dated May 24, 2025 ■ Summary Prospectuses and Prospectuses dated January 1, 2025

Effective June 11, 2025, Rene Casis, Vice President, Portfolio Manager and Head of ETF Solutions, will no longer serve as portfolio manager for the funds. All information for Mr. Casis in the prospectus and summary prospectus of each fund is to be deleted as of that date.

The following entry is added to the Portfolio Managers section of the summary prospectus and the prospectus of each fund:

Stephen Quance, Senior Vice President, CIO of Disciplined Equity and Head of Global Analytics, has been a member of the team that manages the fund since 2025.

The following entry is added to the The Fund Management Team section of the prospectus of each fund:

Stephen Quance
Mr. Quance, Senior Vice President, CIO of Disciplined Equity and Head of Global Analytics, has been a member of the team that manages the fund since 2025. He joined American Century Investments in 2023. Prior to joining American Century Investments, Mr. Quance was the Global Director of Factor Investing from 2019 to 2023. He has a bachelor of science in civil and environmental engineering from Rice University and a MBA from The University of Texas, McCombs School of Business.

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